TEMA ETF TRUST N-1A/A

Tema ETF Trust	Exhibit 99(q)

TEMA ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TEMA ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Matthew keeling, maurits pot, garrett paolella, troy cates, bibb Strench, and Kimberly versace as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 15, 2022.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of December, 2022.

/s/ John Jacobs
John Jacobs

STATE OF MARYLAND	)
) ss:
COUNTY OF HOWARD	)

Before me, a Notary Public, in and for said county and state, personally appeared John Jacobs, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of December, 2022.

/s/ Cherno Amadou Jallow
Notary Public
No.
My commission expires: April 20, 2025

Tema ETF Trust	Exhibit 99(q)

TEMA ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TEMA ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Matthew keeling, maurits pot, garrett paolella, troy cates, bibb Strench, and Kimberly versace as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 15, 2022.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of December, 2022.

/s/ Richard Keary
Richard Keary

STATE OF NORTH CAROLINA	)
) ss:
COUNTY OF NEW HANOVER	)

Before me, a Notary Public, in and for said county and state, personally appeared Richard Keary, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of December, 2022.

/s/ Barbara Williams
Notary Public
No. 202209000047
My commission expires: March 23, 2027

Tema ETF Trust	Exhibit 99(q)

TEMA ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TEMA ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Matthew keeling, maurits pot, garrett paolella, troy cates, bibb Strench, and Kimberly versace as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 15, 2022.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of April, 2023.

/s/ Robert Sherry
Robert Sherry

STATE OF NEW JERSEY	)
) ss:
COUNTY OF SOMERSET	)

Before me, a Notary Public, in and for said county and state, personally appeared Robert Sherry, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of April, 2023.

/s/ Tarsem Taneja
Notary Public
No. 2314732
My commission expires: May 21, 2024